UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	February 23, 2022

Commission File Number	Exact Name of Each Registrant as specified in its charter; State of Incorporation; Address; and Telephone Number			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
1-4473	ARIZONA PUBLIC SERVICE COMPANY			86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 2.02. Results of Operations and Financial Condition.

    The following information is furnished pursuant to Item 2.02.

    On February 25, 2022, Pinnacle West Capital Corporation (the “Company” or “Pinnacle West”) issued a press release regarding its financial results for the fiscal quarter and full year ended December 31, 2021 and its earnings outlook for 2022. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2022, the Board of Directors of the Company expanded the number of Directors on the Pinnacle West Board of Directors by one and elected Mr. Gonzalo de la Melena, Jr. as a Director. Mr. de la Melena’s initial term will extend until the Pinnacle West 2022 Annual Meeting of Shareholders on May 18, 2022 (the “2022 Annual Meeting of Shareholders”). The Board of Directors of Arizona Public Service Company (“APS”), the principal subsidiary of Pinnacle West, also elected Mr. de la Melena to the APS Board of Directors. Mr. de la Melena has been appointed to the Audit Committee and the Nuclear and Operating Committee of Pinnacle West. Mr. de la Melena will participate in the compensation arrangements for non-employee directors described on page 58 of the Pinnacle West Proxy Statement for its Annual Meeting of Shareholders held on May 19, 2021, except the annual retainer and equity grant will be prorated to reflect his service from the date of his election until the 2022 Annual Meeting of Shareholders. A copy of a press release regarding the election of Mr. Gonzalo de la Melena, Jr. is attached hereto as Exhibit 99.2.

Item 7.01. Regulation FD Disclosure.

    The following information is furnished pursuant to Item 7.01.

    The Company is providing a copy of the slide presentation made in connection with its earnings conference call on February 25, 2022. This information contains Company operating results for the fiscal quarter and fiscal year ended December 31, 2021, earnings outlook for 2022 and a quarterly and full year consolidated statistical summary. The slide presentation is attached hereto as Exhibit 99.3 and is concurrently being posted to the Company’s website at www.pinnaclewest.com.

Item 9.01.    Financial Statements and Exhibits.
    (d)    Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West APS	Earnings News Release issued on February 25, 2022

99.2	Pinnacle West APS	Pinnacle West Release regarding the election of Gonzalo de la Melena, Jr.

99.3	Pinnacle West APS	Pinnacle West Fourth Quarter and Full-Year 2021Results slide presentation accompanying February 25, 2022 conference call

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: February 25, 2022	By: /s/ Theodore N. Geisler
Theodore N. Geisler
Senior Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: February 25, 2022	By: /s/ Theodore N. Geisler
Theodore N. Geisler
Senior Vice President and
Chief Financial Officer